UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): April 18, 2006

EARTHLINK, INC. 401(K) PLAN

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-15605	58-2511877
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1375 Peachtree St., Atlanta, Georgia      30309

(Address of principal executive offices)     (Zip Code)

(404) 815-0770

(Registrant’s telephone number, including area code)

(Former name, former address and former fiscal year, if changed since last report date)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01  Changes in Registrant’s Certifying Accountant.

(a)                                  Previous independent registered public accounting firm for the EarthLink, Inc. 401(k) Plan

Ernst & Young LLP (“Ernst & Young”) has been serving as the independent registered public accounting firm for EarthLink, Inc. (the “Company”) and the EarthLink, Inc. 401(k) Plan (the “Plan”). Ernst & Young continues to serve as the independent registered public accounting firm for the Company. However, on April 18, 2006 Ernst & Young was dismissed as the independent registered public accounting firm for the Plan. While the decision to change accountants with respect to the Plan is not required to be approved by the Audit Committee of the Board of Directors of the Company, the Audit Committee was notified of the change and approved it.

With respect to the Plan, Ernst & Young audited the Plan’s financial statements for the years ended December 31, 2003 and 2004. The reports of Ernst & Young contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

With respect to the Plan, during the years ended December 31, 2003 and 2004 and the interim period through April 18, 2006, there were no disagreements with Ernst & Young on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Ernst & Young, would have caused it to make reference to the subject matter of the disagreements in connection with its reports on the Plan’s financial statements. In addition, during the years ended December 31, 2003 and 2004 and through April 18, 2006, the date of Ernst & Young’s final audit report, there have been no “reportable events” as defined in Item 304(a)(1)(v) of Regulation S-K.

With respect to the Plan, Ernst & Young was provided with a copy of this current report on Form 8-K prior to filing with the Securities and Exchange Commission (“SEC”) and was asked to furnish a letter addressed to the SEC stating whether it agrees with the above statements. A copy of the Ernst & Young letter, dated April 18, 2006, is filed as Exhibit 16.1 to this current report on Form 8-K.

(b)                                 New independent registered public accounting firm for the EarthLink, Inc. 401(k) Plan

With respect to the Plan, on April 18, 2006, Smith & Howard was engaged as the new independent registered public accounting firm to audit the financial statements of the Plan for the year ended December 31, 2005. During the years ended December 31, 2003 and 2004 and through April 18, 2006, the Company did not consult Smith & Howard regarding any of the matters or events set forth in Item 304(a)(2)(i) and (ii) of Regulation S-K. Smith & Howard is not the auditor of record for the Company.

Item 9.01 Financial Statements and Exhibits.

(c)                                  Exhibits

Exhibit No.	Description
16.1	Letter from Ernst & Young LLP to the Securities and Exchange Commission with respect to the EarthLink, Inc. 401(k) Plan, dated April 18, 2006

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EARTHLINK, INC. (Registrant)

By:	/s/ Kevin M. Dotts
Name: Kevin M. Dotts Title: Chief Financial Officer

Date: April 24, 2006

Exhibit Index

Exhibit No.	Description
16.1	Letter from Ernst & Young LLP to the Securities and Exchange Commission with respect to the EarthLink, Inc. 401(k) Plan, dated April 18, 2006